Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6 dated as of November 30, 2007 (this “Amendment”), among US ONCOLOGY HOLDINGS, INC. (“Holdings”), US ONCOLOGY, INC. (the “Borrower”), the Subsidiary Loan Parties (as defined in the Credit Agreement (as defined below)), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

A. Pursuant to the Credit Agreement dated as of August 20, 2004, as amended as of March 17, 2005, November 15, 2005, July 10, 2006, December 21, 2006 and March 1, 2007 (the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, Wachovia Bank, National Association, as Syndication Agent, and Citicorp North America, Inc., as Documentation Agent, the Lenders and the Issuing Banks (such terms and each other capitalized term used but not defined herein having the meaning assigned to each such term in the Credit Agreement (as amended hereby)) have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement as set forth herein.

C. The undersigned Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following term has the meaning specified below:

“Amendment Fee” shall have the meaning set forth in Section 10 hereof.

SECTION 2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) by inserting the following definitions in the appropriate alphabetical order:

“Amendment No. 6 Effective Date” shall mean the date on which Amendment No. 6 to this Agreement shall have become effective following the due satisfaction of the conditions set forth or referred to in Section 9(a) thereof.

“Risk Retention Subsidiary” shall mean any Subsidiary established for the sole purpose of retaining risks relating to the operations of the Borrower, the Subsidiaries and the Affiliated Practices (including members of such Affiliated Practices), provided that any Equity Interests of such Subsidiary that are not owned by the Borrower are owned by Subsidiaries and Affiliated Practices (including members of such Affiliated Practices).

(b) the definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting “(and, other than with respect to the calculation of the Leverage Ratio for purposes of the definition of Applicable Rate, Additional Physician Affiliation)” immediately after the text “Section 6.05” in the proviso to clause (b) thereof and (ii) by inserting “or Additional Physician Affiliation” immediately after the second occurrence of the text “Material Disposition” in such proviso.

(c) the definition of the term “Pro Forma Basis” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Pro Forma Basis” means, with respect to the calculation of a Financial Performance Covenant in connection with (a) a Permitted Acquisition, (b) an Additional Physician Affiliation or (c) any issuance, incurrence or assumption of Indebtedness, that such calculation shall give pro forma effect to such Permitted Acquisition or Additional Physician Affiliation, or issuance, incurrence or assumption of Indebtedness, and all other Permitted Acquisitions and Additional Physician Affiliations and issuances, incurrences or assumptions of debt and all Material Dispositions that have occurred since the beginning of the four consecutive fiscal quarters period for which such calculation is being made as if it occurred on the first day of such four consecutive fiscal quarter period (including cost savings to the extent such cost savings would be permitted to be reflected in pro forma financial information complying with the requirements of GAAP and Article XI of Regulation S-X under the Securities Act of 1933, as amended, as interpreted by the Staff of the SEC, and as certified by a Financial Officer).

(d) the definition of the term “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “and” immediately following “Inactive Subsidiary” with “,” and (ii) inserting “and (d) Risk Retention Subsidiary” immediately following “Insurance Subsidiary”.

(e) the definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the pricing tables contained therein in their entirety and inserting the following tables set forth below:

Leverage Ratio:	Revolving Loan ABR Spread	Revolving Loan Eurodollar Spread	Commitment Fee Rate
Category 1 Greater than 4.00 to 1.00	1.75%	2.75%	0.50%
Category 2 Equal to or less than 4.00 to 1.00 but greater than or equal to 3.75 to 1.00	1.50%	2.50%	0.50%
Category 3 Less than 3.75 to 1.00 but greater than 3.50 to 1.00	1.50%	2.50%	0.50%
Category 4 Less than or equal to 3.50 to 1.00 but greater than 3.25 to 1.00	1.25%	2.25%	0.50%
Category 5 Less than or equal to 3.25 to 1.00	1.00%	2.00%	0.375%

Leverage Ratio:	Tranche B Term Loan ABR Spread	Tranche B Term Loan Eurodollar Spread	Tranche C Term Loan ABR Spread	Tranche C Term Loan Eurodollar Spread
Greater than or equal to 4.50 to 1.00	1.75%	2.75%	1.75%	2.75%
Less than 4.50 to 1.00	1.50%	2.50%	1.50%	2.50%

SECTION 3. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended as follows:

(a) clause (iii) is hereby amended by inserting the text “and Additional Physician Notes issued prior to the Amendment No. 6 Effective Date” at the end thereof.

(b) clause (xviii) is hereby amended by replacing “$25,000,000” with “$35,000,000”.

(c) clause (xxi) is hereby amended by replacing clause (A) thereof with the following text: “(A) the aggregate principal amount of Additional Physician Notes issued pursuant to this clause (xxi) on or after the Amendment No. 6 Effective Date shall not exceed $140,000,000 (excluding any additional principal amounts resulting from pay-in-kind interest), “.

SECTION 4. Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended as follows:

(a) clause (xvi) is hereby amended by replacing “$30,000,000” with “$50,000,000”.

(b) clause (xvii) is hereby amended by (i) inserting the text “or guarantees of obligations of Affiliated Practices” after the text “advances to Affiliated Practices”, (ii) deleting the text “and consistent with past practice” and (iii) replacing “$30,000,000” with “$50,000,000”.

(c) clause (xviii) is hereby amended by inserting the text “or any Risk Retention Subsidiary” after the text “any Insurance Subsidiary”.

(d) clause (xix) is hereby amended by (a) replacing the text “Additional Physician Affiliations” at the beginning thereof with the text “(A) Additional Physician Affiliations consummated prior to the Amendment No. 6 Effective Date and (B) Additional Physician Affiliations consummated after the Amendment No. 6 Effective Date” and (b) replacing “50,000,000” with “140,000,000”.

SECTION 5. Amendment to Section 6.12. Section 6.12 is hereby amended by deleting the chart set forth therein in its entirety and by inserting the following chart as set forth below:

Period	Ratio
December 31, 2004	2.00 to 1.00
March 31, 2005	2.00 to 1.00
June 30, 2005	2.00 to 1.00
September 30, 2005	2.00 to 1.00
December 31, 2005	2.00 to 1.00
March 31, 2006	2.00 to 1.00
June 30, 2006	2.05 to 1.00
September 30, 2006	2.10 to 1.00
December 31, 2006	2.15 to 1.00
March 31, 2007	2.15 to 1.00

June 30, 2007	2.20 to 1.00
September 30, 2007	2.25 to 1.00
December 31, 2007	2.00 to 1.00
March 31, 2008	1.90 to 1.00
June 30, 2008	1.90 to 1.00
September 30, 2008	1.95 to 1.00
December 31, 2008	1.95 to 1.00
March 31, 2009	2.00 to 1.00
June 30, 2009	2.00 to 1.00
September 30, 2009	2.15 to 1.00
December 31, 2009	2.15 to 1.00
March 31, 2010	2.30 to 1.00
June 30, 2010	2.30 to 1.00
September 30, 2010	2.30 to 1.00
December 31, 2010	2.30 to 1.00
March 31, 2011	2.50 to 1.00
June 30, 2011	2.50 to 1.00
September 30, 2011	2.50 to 1.00

SECTION 6. Amendment to Section 6.13. Section 6.13 is hereby amended by deleting the chart set forth therein in its entirety and by inserting the following chart as set forth below:

Period	Ratio
December 31, 2004	5.95 to 1.00
March 31, 2005	5.95 to 1.00
June 30, 2005	5.95 to 1.00
September 30, 2005	5.95 to 1.00
December 31, 2005	5.95 to 1.00
March 31, 2006	5.95 to 1.00
June 30, 2006	5.75 to 1.00
September 30, 2006	5.50 to 1.00
December 31, 2006	5.25 to 1.00
March 31, 2007	5.25 to 1.00
June 30, 2007	5.00 to 1.00

September 30, 2007	5.00 to 1.00
December 31, 2007	5.75 to 1.00
March 31, 2008	5.95 to 1.00
June 30, 2008	5.95 to 1.00
September 30, 2008	5.75 to 1.00
December 31, 2008	5.60 to 1.00
March 31, 2009	5.60 to 1.00
June 30, 2009	5.40 to 1.00
September 30, 2009	5.40 to 1.00
December 31, 2009	5.25 to 1.00
March 31, 2010	5.25 to 1.00
June 30, 2010	5.10 to 1.00
September 30, 2010	5.10 to 1.00
December 31, 2010	4.90 to 1.00
March 31, 2011	4.90 to 1.00
June 30, 2011	4.75 to 1.00
September 30, 2011	4.75 to 1.00

SECTION 7. Amendment to Section 1.01 of the Guarantee and Collateral Agreement. Section 1.01 of the Guarantee and Collateral Agreement is hereby amended as follows:

(a) by inserting the definition of the following term in the appropriate alphabetical order:

“Treasury Services Agreement” shall mean any agreement relating to treasury, depositary and cash management services or automated clearinghouse transfer of funds.

(b) the definition of the term “Obligation” in Section 1.01 of the Guarantee and Collateral Agreement is hereby amended by inserting the text “or Treasury Services Agreement” immediately following each occurrence of the text “Swap Agreement”.

SECTION 8. Representations and Warranties. Holdings and the Borrower represent and warrant to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against Holdings and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct (or true and correct in all material respects, as the case may be) as of such earlier date).

(c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 9. Conditions to Effectiveness; Amendment. (a) This Amendment shall become effective when (i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (ii) the representations and warranties set forth in Section 8 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent) and (iii) all fees (including the Amendment Fee) and, to the extent invoiced prior to the date hereof, expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the requisite Lenders under Section 9.02 of the Credit Agreement.

SECTION 10. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay promptly to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 3:00 p.m., New York time, on November 27, 2007, an amendment fee (the “Amendment Fee”) in an amount equal to 0.25% of the sum of such Lender’s Revolving Exposure, unused Revolving Commitment and outstanding Tranche B Term Loans and Tranche C Term Loans as of such time and date; provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 9(a) above and upon such effectiveness such Amendment Fee shall be payable immediately.

SECTION 11. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Bank, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 12. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 14. Expenses. The Borrower agrees to reimburse the Administrative Agent, the Syndication Agent and the Documentation Agent for out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 15. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 16. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed by their respective authorized officers as of the day and year first written above.

US ONCOLOGY HOLDINGS, INC.,

By
Name:
Title:

US ONCOLOGY, INC.,

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 6 AMONG US ONCOLOGY HOLDINGS, INC., US ONCOLOGY, INC., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

by
Name:
Title:

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